Press release

RBC Bearings Incorporated Completes the Acquisition of Lubron Bearing Systems

Oxford, CT – September 29, 2009 – RBC Bearings Incorporated (NASDAQ: ROLL), a leading international manufacturer of highly-engineered precision plain, roller and ball bearings for the industrial, defense and aerospace industries, today announced that it has acquired certain assets of Lubron Bearing Systems (“Lubron”) for approximately $2.9 million.

Lubron located in Huntington Beach, California, is a manufacturer of highly engineered self-lubricating bearings used in bridge building, power generation, subsea oil production, and earthquake seismic isolation.  Recent projects include the new San Francisco Bay Bridge, high speed railway bridges in Greece, London’s Thames flood barrier, Grand Coulee Dam, and nuclear power plants in Korea.

Dr. Michael J. Hartnett, Chairman and Chief Executive Officer, commented, “The addition of Lubron’s very unique and complimentary bearings to our portfolio of highly engineered products increases the breadth of our current offering to customers while also increasing our prospects for future growth. The acquisition is in line with our strategy of product portfolio expansion to supply the expanding markets of infrastructure repair and construction."

About RBC Bearings

RBC Bearings Incorporated is an international manufacturer and marketer of highly engineered precision bearings and components. Founded in 1919, the Company is primarily focused on producing highly technical or regulated bearing products requiring sophisticated design, testing, and manufacturing capabilities for the diversified industrial, aerospace and defense markets. Headquartered in Oxford, Connecticut, RBC Bearings currently employs approximately 1,813 people and operates 22 manufacturing facilities in four countries.

Safe Harbor for Forward Looking Statements

Certain statements in this press release contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any section of this press release entitled “Outlook”; any projections of earnings, revenue or other financial items relating to the Company, any statement of the plans, strategies and objectives of management for future operations; any statements concerning proposed future growth rates in the markets we serve; any statements of belief; any characterization of and the Company’s ability to control contingent liabilities;

anticipated trends in the Company’s businesses; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may”, “estimate”, “intend”, “continue”, “believe”, “expect”, “anticipate” and other similar words. Although the Company believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties beyond the control of the Company. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to our ability to integrate acquired companies or assets, general economic conditions, geopolitical factors, future levels of general industrial manufacturing activity, future financial performance, market acceptance of new or enhanced versions of the Company’s products, the pricing of raw materials, changes in the competitive environments in which the Company’s businesses operate, the outcome of pending or future litigation and governmental proceedings and approvals, estimated legal costs, increases in interest rates, the Company’s ability to meet its debt obligations, and risks and uncertainties listed or disclosed in the Company’s reports filed with the Securities and Exchange Commission, including, without limitation, the risks identified under the heading “Risk Factors” set forth in the Company’s Annual Report filed on Form 10-K. The Company does not intend, and undertakes no obligation, to update or alter any forward-looking statement.

Contacts

RBC Bearings
Daniel A. Bergeron
203-267-5028
dbergeron@rbcbearings.com

FD
Michael Cummings
617-747-1796
investors@rbcbearings.com